UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 10, 2004

                                 MILACRON INC.

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            (Exact name of registrant as specified in its charter)

       Delaware                      1-8475                    31-1062125

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   (State or other            (Commission File Number)       (IRS Employer
    jurisdiction of                                        Identification No.)
    incorporation)


      2090 Florence Avenue, Cincinnati, Ohio                     45206
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     (Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code: (513) 487-5000


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On June 10, 2004, Milacron Inc. (the "Company") issued a press release announcing the completion of several refinancing transactions. A copy of the press release is filed as Exhibit 99.1 hereto.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits:

 Exhibit No.     Description
 -----------     -------------------------------------------------------------
  99.1           Press release issued by Milacron Inc. on June 10, 2004.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Milacron Inc.


Date:   June 10, 2004                 By: /s/ Hugh C. O'Donnell
                                         --------------------------
                                          Hugh C. O'Donnell
                                          Vice President, General Counsel and
                                          Secretary

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                                 EXHIBIT INDEX

Exhibit  No.     Description
------------     -------------------------------------------------------------
99.1             Press release issued by Milacron Inc. on June 10, 2004.